SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              /X/

Filed by a Party other than the Registrant          / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to ss.240.14a-12

                              ADVISORS SERIES TRUST
                              ---------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Shares of Beneficial Interest

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


                       THE AVATAR ADVANTAGE BALANCED FUND
                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND
                     each a series of Advisors Series Trust
                                900 Third Avenue
                               New York, NY 10022

July 15, 2003

Dear Shareholder:

     We  are  writing  to  inform  you  of  the  upcoming   Special  Meeting  of
Shareholders of The Avatar Advantage Balanced Fund and The Avatar Advantage Equity Allocation Fund (individually a "Fund" and collectively, the "Funds"), each of which is a separate series of shares of Advisors Series Trust (the "Trust"), currently scheduled for August 14, 2003 (the "Special Meeting") to vote on an important proposal affecting the Funds: to approve a new investment advisory agreement between the Trust on behalf of each Fund and OAM Avatar, LLC ("OAM"), the Funds' investment advisor. As discussed in more detail in the enclosed Proxy Statement, the previous investment advisory agreements terminated on June 2, 2003 due to the acquisition of the business of the Funds' previous investment advisor, Avatar Investors Associates Corp., by OAM, a wholly-owned subsidiary of Overture Asset Managers, LLC ("Overture"), an asset management holding company based in New York.

     To avoid disruption of the Funds' investment management programs, the Board of Trustees of the Trust approved interim investment advisory agreements for the Funds in accordance with Rule 15a-4 under the Investment Company act of 1940. The interim investment advisory agreements each have a term of 150 days from June 2, 2003. Further, to ensure continuity in and to avoid disruption of the Funds' investment management programs, the Board of Trustees approved a new investment advisory agreement for the Funds, and recommended that shareholders of each Fund be asked to approve the new agreement for their Fund. The new investment advisory agreement provides that, following shareholder approval, OAM will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates. The Board of Trustees unanimously believes that this proposal is in each Fund's and your best interest. OAM will continue to pursue each Fund's investment objective using each Fund's principle investment strategies.

     If you are a shareholder of record as of the close of business on July 1, 2003, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card with respect to their Fund. The Board of Trustees has recommended approval of the new investment advisory agreement for the Funds, and encourages you to vote "FOR" the proposal affecting your Fund. If you have any questions regarding the issue to be voted on, please do not hesitate to call (414) 765-5344.

     Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.

Sincerely,

THE AVATAR FUNDS                            OAM AVATAR, LLC

/s/ Eric M. Banhazl, President              /s/ Douglas L. DuMond, Chairman




                       THE AVATAR ADVANTAGE BALANCED FUND
                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND
                     each a series of Advisors Series Trust
                                900 Third Avenue
                               New York, NY 10022

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                            NOTICE OF SPECIAL MEETING
                           TO BE HELD AUGUST 14, 2003

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     Advisors Series Trust, a Delaware statutory trust (the "Trust"),  will hold a joint Special meeting of Shareholders (the "Meeting") of The Avatar Advantage Balanced Fund and The Avatar Advantage Equity Allocation Fund (individually a "Fund" and collectively the "Funds"), each of which is a separate series of shares of the Trust.

     Notice is hereby given that the Meeting will be held on August 14, 2003, at 9:00 a.m., Central time, at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202. At the Meeting, shareholders of each Fund, voting separately, will be asked to consider and act upon the proposals noted below:

     1. To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and OAM Avatar, LLC ("OAM" or the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of the Funds. The Advisor will serve as investment advisor on the same substantially identical terms (except for the dates of execution and provisions relating to effectiveness and termination) as the current investment advisory agreements between the Advisor and each Fund currently in effect on an interim basis, which took effect after the acquisition of the business of the Funds' previous investment advisor, Avatar Investors Associates Corp., by OAM, a wholly-owned subsidiary of Overture Asset Managers, LLC, an asset management holding company based in New York.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on July 1, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for your Fund. You may change your vote at any time by notifying the undersigned or at the Meeting.


                                               By Order of the Board of Trustees

                                               /s/ Chad E. Fickett
                                               -------------------
                                               Chad E. Fickett, Secretary


July 15, 2003




                       THE AVATAR ADVANTAGE BALANCED FUND
                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND
                     each a series of Advisors Series Trust
                                900 Third Avenue
                               New York, NY 10022
                                 (866) 205-0294

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                  JULY 15, 2003

--------------------------------------------------------------------------------


     General. To the shareholders of The Avatar Advantage Balanced Fund and The Avatar Advantage Equity Allocation Fund (individually, a "Fund" and collectively, the "Funds"), each a series of Advisors Series Trust (the "Trust"), an open-end management investment company. This Proxy Statement is furnished to the shareholders of the Funds on behalf of the Trust's Board of Trustees in connection with the Funds' solicitation of shareholders' proxies for use at a joint Special Meeting of Shareholders of the Funds (the "Meeting") to be held August 14, 2003, at 9:00 a.m., Central time, at the offices of the Funds' Administrator, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is July 15, 2003. At the Meeting, the shareholders of each Fund, voting separately, will be asked:

     1. To approve a new investment advisory agreement by and between the Trust, on behalf of each Fund, and OAM Avatar, LLC ("OAM" or the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of the Funds. The Advisor will serve as investment advisor on the same substantially identical terms (except for the dates of execution and provisions relating to effectiveness and termination) as the current investment advisory agreements between the Advisor and each Fund currently in effect on an interim basis, which took effect after the acquisition of the business of the Funds' previous investment advisor, Avatar Investors Associates Corp. ("Avatar"), by OAM, a wholly-owned subsidiary of Overture Asset Managers, LLC ("Overture"), an asset management holding company based in New York.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Record Date/Shareholders Entitled to Vote. The Funds are each a separate investment series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to that Fund. Shareholders of the Funds at the close of business on July 1, 2003 will be entitled to be present and vote at the Meeting. As of that date, there were 289,241.477 shares of The Avatar Advantage Balanced Fund outstanding and entitled to vote, representing total net assets of approximately $2,698,623, and 989,840.867 shares of The Avatar Advantage Equity Allocation Fund outstanding and entitled to vote, representing total net assets of approximately $7,334,721.

     Quorum Required. Each Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to that Fund. Under the Trust's By-Laws, a quorum is constituted by the presence in person or by proxy of 40 percent of the outstanding shares of a Fund entitled to vote at the Meeting. As noted above, each Fund is a separate "series" of the Trust. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of 40 percent of the outstanding shares of a Fund.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of a Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     If a quorum is not present at the Meeting with respect to either or both Funds the Secretary of the Meeting or the holders of a majority of the shares of a Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

     Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card for your Fund. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Funds' address noted above or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

     Proposal 1 will be voted on separately by shareholders of each Fund. Along with the approval of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Funds within the meaning of the 1940 Act (the "Disinterested Trustees"), the affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the new advisory agreement to become effective for that Fund. "Majority" for this purpose, as permitted under the 1940Act, means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote.

     If sufficient votes are not received by the date of the Meeting, whether or not a quorum is present, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

     Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Funds or the Advisor, who will not be paid for these services. The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

     Other Information. The Funds' current investment advisor is OAM Avatar, LLC, 900 Third Avenue, New York, New York, 10022. The Funds' distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202. The Funds' transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     Share Ownership. To the knowledge of the Trust's management, before the close of business on July 1, 2003, persons owning of record more than 5% of the outstanding shares of each Fund were as follows:

--------------------------------------------------------------------------------
                                                                        Type of
Fund                       Name and Address              % Ownership   Ownership
--------------------------------------------------------------------------------
The Avatar Advantage       Richard McBride TR                  99.99%    Record
   Balanced Fund           Avatar Associates MPP Plan
                           U/A 01/01/1983
                           900 Third Avenue
                           New York, NY 10022-4728

The Avatar Advantage       Putnam Fiduciary Trust Co.          99.50%    Record
   Equity Allocation Fund  FBO: The Oschner Clinic Plan
                           1 Investors Way MSC C4D
                           Norwood, MA 02062-1584
--------------------------------------------------------------------------------

     To the knowledge of the Trust's management, before the close of business on July 1, 2003, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund, and no Trustee or Officer of the Trust had any beneficial ownership of a Fund's outstanding shares.

     Reports to Shareholders. COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (866) 205-0294.


                                 PROPOSAL NO. 1:

         APPROVAL OF NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST ON
                      BEHALF OF EACH FUND AND THE ADVISOR

     Background. Pursuant to interim investment advisory agreements each dated June 2, 2003 (the "Interim Advisory Agreements"), the Advisor currently provides investment advisory services to the Funds and manages their portfolio assets on an interim basis. Each Interim Advisory Agreement was approved by the Board of Trustees on March 12, 2003. Each Interim Advisory Agreement became effective when Overture acquired the business of the Funds' prior investment advisor, Avatar, in the transaction described below. Prior to June 2, 2003, Avatar provided investment advisory services to each Fund under prior investment advisory agreements (the "Prior Advisory Agreements"). The Prior Advisory Agreements were approved by the Board of Trustees, including all Disinterested Trustees on December 5, 1997.

     Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Section 15(a) also provides that any such advisory contract must terminate on its "assignment."
Section 2(a)(4) provides that a change of control of an investment adviser, such as Overture's purchase of the business of Avatar, constitutes an assignment. Consequently, Overture's purchase of the business of Avatar caused the Prior Advisory Agreements to terminate. Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under a short-term contract until shareholders can vote on a new contract. In accordance with Rule 15a-4, the Board of Trustees, including all Disinterested Trustees, approved Interim Advisory Agreements on March 12, 2003. The Interim Advisory Agreements allow the Advisor, as the new entity surviving Avatar, to manage the Funds under substantially the same terms as the Prior Advisory Agreements with Avatar until October 29, 2003. In order for the Advisor to continue to serve as investment adviser to the Funds, shareholders of each Fund must approve a new investment advisory agreement (the "New Advisory Agreement") for their Fund.

     On the same date that the Board approved the Interim Advisory Agreements, the Board approved the New Advisory Agreement, and recommended that it be submitted to each Fund's shareholders for approval. If approved by the shareholders of a Fund, the New Advisory Agreement will be executed for that Fund, and will become effective upon the date of the shareholder meeting (currently scheduled for August 14, 2003). The New Advisory Agreement is substantially identical to the Prior Advisory Agreements with respect to each Fund, except for the dates of execution, effectiveness and termination. The Prior Advisory Agreements were approved by the shareholders of the Funds on January 9, 1998 with respect to The Avatar Advantage Balanced Fund, and January 29, 1998 with respect to The Avatar Advantage Equity Allocation Fund.

     The Transaction. Prior to the recent acquisition of Avatar by Overture, Avatar had provided asset management services to individual, institutional, financial advisory and wrap brokerage accounts in addition to the Funds. At the time of the acquisition, Avatar managed approximately $1.5 billion in combined assets. In order to, among other things, enhance the sales, marketing, technology and other resources available to Avatar, and to fulfill part of Overture's strategy of acquiring asset management firms with complementary investment strategies, Avatar and Overture entered into an agreement pursuant to which Overture, through its wholly owned subsidiary, the Advisor, acquired substantially all the assets and liabilities of Avatar on June 2, 2003. As a result of this transaction, Overture now controls substantially all the assets of Avatar through its wholly-owned subsidiary, the Advisor.

     The change of ownership did not result in any changes to the Advisor's investment process, operations, key personnel, or to its investment advisory services to the Funds. The Advisor has been and will continue to be managed by the same team of in-house professionals, who will continue to be responsible for the day-to-day management responsibility for the Funds' separate portfolios of investment, and will continue to determine the Funds' separate investment strategies, portfolio allocations and risk parameters.

     Summary of the Prior Advisory Agreements and the New Advisory Agreement. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Agreements is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     Advisory Services. Both the Prior Advisory Agreements and the New Advisory Agreement provide that Avatar and the Advisor, as the case may be (for the purposes of this section, the "Advisor"), provide certain investment advisory services to the Funds, including investment research and management, subject to the supervision of the Board of Trustees. The Prior Advisory Agreements are separate agreements on behalf of each Fund, while the New Advisory Agreement contains information for both Funds.

     Management Fees. Both the Prior Advisory Agreements and the New Advisory Agreement provide that the Funds will pay the Advisor a fee with respect to each Fund based on each Fund's average daily net assets. Under both the Prior Advisory Agreements and the New Advisory Agreements, the Advisor is compensated for its investment advisory services at the annual rate of 0.75% of The Avatar Advantage Balanced Fund's average daily net assets and 0.85% of The Avatar Advantage Equity Allocation Fund's average daily net assets.

     Brokerage Policies. The Prior Advisory Agreements and the New Advisory Agreement authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution. The Advisor may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to the Advisor. However, both the Prior Advisory Agreements and the New Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

     Payment of Expenses. Both the Prior Advisory Agreements and the New Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for a Fund (including brokerage commissions and other transaction or custodial charges).

     Duration and Termination. Both the Prior Advisory Agreements and the New Advisory Agreement provide that it shall continue in effect for two years from their respective effective dates, and thereafter for successive periods of one year, subject to annual approval by the Board or Fund shareholders. Both the Prior Advisory Agreement and the New Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Fund upon not more than 60 days' notice, or by the Advisor upon 60 days' notice.

     Other Provisions. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The Prior Advisory Agreements and the New Advisory Agreement also provide that nothing contained in the agreements shall be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the agreement. Additionally, the Prior Advisory Agreements and the New Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreements should in any way constitute a waiver or limitation of any rights that a Fund's shareholders may have under any federal securities laws. The Prior Advisory Agreements and the New Advisory provide that the Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the Advisor in connection with its duties to invest the Fund's assets, and that the Trust may indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust and applicable law.

     During the fiscal year ended April 30, 2003, due to its contractual obligations to waive its advisory fees and/or reimburse expenses of the Funds, Avatar did not receive any advisory fees from The Avatar Advantage Balanced Fund or The Avatar Advantage Equity Allocation Fund.

     Executive Officers and Managing Member of the Advisor. Information regarding the principal executive officers and managing members of the Advisor is set forth below. The address of the Advisor is 900 Third Avenue, New York, New York 10022. The address for each of the persons listed below, as it relates to his duties with the Advisor, is the same as that of the Advisor.

------------------------   -----------------------------------------------------
Name                       Position with Advisor
------------------------   -----------------------------------------------------
Douglas L. DuMond          Chairman

James C. Coley, II         Vice Chairman

Mona Aboelnaga             Vice Chairman

Theodore M. Theodore       Vice Chairman, President and Chief Investment Officer

Charles M. White           Vice Chairman and Portfolio Strategist
------------------------   -----------------------------------------------------

     Required Vote. Approval of the New Advisory Agreement with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by a Fund's shareholders, it will become effective on August 15, 2003. If the shareholders of a Fund do not approve the New Advisory Agreement for their Fund, the Interim Advisory
Agreement will terminate on October 29, 2003, and the Advisor will cease to serve as the investment adviser of that Fund. In that event, such Fund will consider its options regarding its investment adviser. Nonetheless, the Advisor will be entitled to receive the lesser of the investment advisory fees held in escrow since June 2, 2003 or the amount of expenses actually incurred by the Advisor while performing services under the Interim Advisory Agreements for each Fund.

     Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Funds and their shareholders. The Board believes that, despite the purchase of the business of Avatar by the Advisor, there will be no change in the services provided by the Advisor to the Funds. The Board considered that there will be no change in the senior portfolio management team who will handle the day-to-day management responsibilities for each Fund's portfolio or to the members of the Advisor who determine the Funds' overall investment strategy, portfolio allocation and risk parameters. The Board of Trustees of the Trust was presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, the Funds and their shareholders.

     In considering the New Advisory Agreement, the Trustees had before them information to evaluate the experience of the Advisor's key personnel in portfolio management, the quality of services the Advisor is expected to continue to provide to the Funds, and the compensation proposed to be paid to the Advisor by each Fund. The Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following:
(1) the quality of services provided to the Funds since Avatar first became investment advisor to the Fund; (2) the performance of the Funds since their respective commencement of operations; (3) the research-intensive nature and quality of the services expected to be rendered to each Fund by the Advisor; (4) the fact that the transaction between Avatar and Overture is not expected to affect the manner in which the Advisor advises the Funds; (5) the compensation payable to the Advisor by each Fund under the proposed New Advisory Agreement, which will be at the same rate as the compensation payable by each Fund to Avatar under the Prior Advisory Agreements; (6) the terms of the Prior Advisory Agreements, which will be unchanged under the New Advisory Agreement except for different effective and termination dates and minor updating changes; (7) the favorable history, reputation, qualification and background of the Advisor, as well as the qualifications of their personnel and financial condition; (8) the Advisor's overall investment performance record; (9) the fact that the Advisor to the Funds has agreed to contractually waive and/or reimburse Fund expenses at the level agreed to while the Prior Advisory Agreements were in effect; and (10) other factors deemed relevant. Overall, the Board believed that the approval of the New Advisory Agreement would permit the Funds to transition smoothly into management by an investment advisor with the same talent and key operational personnel, but with greater organizational and financial resources.

     The Prior Advisory Agreements were approved by the Board on December 5, 1997. At that time, the Board compared the Funds' fees and expenses in relation to various industry averages, which the Board believes are still valid. On that basis, the Board believes that the fees paid by each Fund to the Advisor are reasonable. The Board also believes that the Funds should continue to use the Advisor as its investment advisor due to the quality of services provided by the Advisor. Accordingly, the Board recommends that the shareholders of each Fund vote to approve the New Advisory Agreement on behalf of their Fund.

     The Advisor has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the acquisition of Avatar's business by the Advisor. In addition, the Advisor has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to levels currently in place for each Fund under interim operating expense limitation agreements.

     The Board also considered that the Advisor may receive certain benefits from its relationship with the Funds, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.

     Other Legal Requirements under the 1940 Act. Section 15(f) of the 1940 Act provides that, when a transaction such as the one between Avatar and Overture (pursuant to which OAM became Advisor to the Funds) occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Advisor has agreed to use its best efforts to ensure that the transaction between Avatar and OAM will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Funds.

     The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Funds' Board of Trustees must be Disinterested Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement.

     Additional Information about the Trust and the Advisor. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

---------------------------- -------------------------------- ------------------
                                                               Position with
Name                         Position with the Trust           the Advisor
---------------------------- -------------------------------- ------------------
Walter E. Auch               Disinterested Trustee             None

Donald E. O'Connor           Disinterested Trustee             None

George T. Wofford III        Disinterested Trustee             None

James Clayburn LaForce       Disinterested Trustee             None

George J. Rebhan             Disinterested Trustee             None

Eric M . Banhazl*            Interested Trustee and President  None

Douglas M. Hess              Treasurer                         None

Chad E. Fickett              Secretary                         None
---------------------------- -------------------------------- ------------------
* Eric M. Banhazl is an Interested Trustee with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with the Advisor or any parent, subsidiary or affiliate of the Advisor. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

                               GENERAL INFORMATION

     Other Matters to come Before the Meeting. The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

     Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Chad E. Fickett
-------------------
Chad E. Fickett, Secretary

Milwaukee, WI
July 15, 2003


                              ADVISORS SERIES TRUST

                          INVESTMENT ADVISORY AGREEMENT

                                 OAM Avatar, LLC


     THIS INVESTMENT ADVISORY AGREEMENT is made as of the 15th day of August, 2003, by and between Advisors Series Trust, a Delaware statutory trust (hereinafter referred to as the "Trust"), on behalf of its series of the Trust, The Avatar Advantage Equity Allocation Fund and The Avatar Advantage Balanced Fund (together, the "Funds") and OAM Avatar, LLC (herein after referred to as the "Advisor").

                                   WITNESSETH:

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Funds are each a separate series of the Trust having separate assets and liabilities; and

     WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") (or is exempt from registration) and is engaged in the business of supplying investment advice as an independent contractor; and

     WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2. DUTIES OF ADVISOR.

     (a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Funds' prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

     Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds' assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds' assets which the Funds' administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to each Funds' investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

     (b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct order to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer for the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

     3. REPRESENTATIONS OF THE ADVISOR.

     (a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

     (b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

     (c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

     (d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

     4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. ADVISOR'S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request.

     6. EXPENSES.

     (a) With respect to the operation of the Funds, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, (ii) the expenses of printing and distributing extra copies of the Funds' prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of the Funds, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

     (b) The Funds are responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds' shareholders and the Trust's Board of Trustees that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

     (c) The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor's own advisory fee.

     (d) To the extent the Advisor incurs any costs by assuming expenses that are an obligation of the Funds as set forth herein, the Funds shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Funds are obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

     7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

     (a) The Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Funds pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

     (b) The management fee shall be accrued daily by the Funds and paid to the Advisor on the first business day of the succeeding month.

     (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

     (d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Funds and as required under any expense limitation applicable to a Fund.

     (e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

     (f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds' expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Funds over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Funds' payment of current ordinary operating expenses.

     (g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

     8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use the Funds' assets in connection with any borrowing not directly for the Funds' benefit. For this purpose, failure to pay any amount due and payable to the Funds for a period of more than thirty (30) days shall constitute a borrowing.

     9. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Funds' administrator and to permit such compliance inspections by the Funds' administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     11. ADVISOR'S LIABILITIES AND INDEMNIFICATION.

     (a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Funds' offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

     (b) The Advisor shall be liable to the Funds for any loss (including brokerage charges) incurred by the Funds as a result of any improper investment made by the Advisor.

     (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

     (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

     (e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     12. NON-EXCLUSIVITY; TRADING FOR ADVISOR'S OWN ACCOUNT. The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust's Board of Trustees.

     13. TERM.

     (a) This Agreement shall become effective at the time the Funds commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Funds at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

     (b) The Funds may use the names The Avatar Advantage Equity Allocation Fund and The Avatar Advantage Balanced Fund or any name derived from or using the name "Avatar" or "Avatar Advantage" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such a name or any other name connected with the Advisor.

     14. TERMINATION; NO ASSIGNMENT.

     (a) This Agreement may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty
(60) days' written notice to the Funds. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Funds' affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Funds maintained by the Advisor on behalf of the Funds.

     (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST                           OAM AVATAR, LLC
on behalf of  The Avatar Advantage Equity
Allocation Fund and The Avatar Advantage
Balanced Fund

By:      ______________________                 By:      ______________________
Name:    ______________________                 Name:    ______________________
Title:   ______________________                 Title:   ______________________



                                   SCHEDULE A


Series or Fund of Advisor's Series Trust         Annual Fee rate
---------------------------------------------    -------------------

The Avatar Advantage Equity Fund                 0.85% of average net assets
The Avatar Advantage Balanced Fund               0.75% of average net assets




                                      PROXY

                       THE AVATAR ADVANTAGE BALANCED FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 14, 2003

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                            OF ADVISORS SERIES TRUST

     The undersigned hereby appoints Chad E. Fickett and Douglas M. Hess, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of The Avatar Advantage Balanced Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), to be held on August 14, 2003 at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on July 1, 2003. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

                    DATE: ______________________________________________, 2003

                    NOTE: Please sign exactly as your name appears on your account. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                    ____________________________________________________________
                    Signature(s)                       (Title(s), if applicable)

________________________________________________________________________________

     This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

  1.   To approve the new investment agreement       FOR    AGAINST   ABSTAIN
       between OAM Avatar, LLC and the Trust on      |_|       |_|        |_|
       behalf of The Avatar Advantage Balanced Fund

       In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

                    WE NEED YOUR VOTE BEFORE AUGUST 14, 2003
________________________________________________________________________________
     Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.
________________________________________________________________________________
                             THANK YOU FOR YOUR TIME




                                      PROXY

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 14, 2003

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                            OF ADVISORS SERIES TRUST

     The undersigned hereby appoints Chad E. Fickett and Douglas M. Hess, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of The Avatar Advantage Equity Allocation Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), to be held on August 14, 2003 at the offices of the Fund's
Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on July 1, 2003. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.


                    DATE: ______________________________________________, 2003

                    NOTE: Please sign exactly as your name appears on your account. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                    ____________________________________________________________
                    Signature(s)                       (Title(s), if applicable)

________________________________________________________________________________

     This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

  1.   To approve the new investment agreement       FOR    AGAINST   ABSTAIN
       between OAM Avatar, LLC and the Trust on      |_|       |_|        |_|
       behalf of The Avatar Advantage Balanced Fund

       In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

                    WE NEED YOUR VOTE BEFORE AUGUST 14, 2003
________________________________________________________________________________
     Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.
________________________________________________________________________________
                             THANK YOU FOR YOUR TIME